SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 7, 1998


                              Sybron Chemicals Inc.
             (Exact name of Registrant as specified in its charter)


               Delaware               0-19983                  51-0301280
    (State or other juris-         (Commission               (IRS Employer
  diction of incorporation)          File No.)             Identification No.)


              Birmingham Road, P.O. Box 66
                 Birmingham, New Jersey                           08011
      (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (609) 893-1100


          (Former name or former address, if changed since last report)

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Item 5.   Other Events.

          The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibit listed in Item 7(c) below.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits.

               Exhibit 99.1 Press Release dated January 7, 1998.


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Sybron Chemicals Inc.
                                            (Registrant)


Date:  January 8, 1998
                                            By: /s/ Dennis J. Fiore
                                                Dennis J. Fiore
                                                Vice President, Finance and
                                                Chief Financial Officer

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
                                  EXHIBIT INDEX


Exhibit   Description                             Method of Filing
99.1      Press Release dated January 7, 1998.    Filed electronically herewith.




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